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                                                                   EXHIBIT 23.6

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports: dated February 21, 1997, with respect to Duclos Direct Marketing, Inc,; and dated February 26, 1997 with respect to The Thursley Group, Inc. in the Registration Statement (Form S-1) and related Prospectus of Genesis Direct, Inc.


                                                    /s/ Mendlowitz Weitsen, LLP


East Brunswick, New Jersey
March 4, 1998